Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1
STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b) (2)
WELLS FARGO BANK, NATIONAL ASSOCIATION
(Exact name of trustee as specified in its charter)

A National Banking Association	94-1347393
(Jurisdiction of incorporation or	(I.R.S. Employer
organization if not a U.S. national	Identification No.)
bank)

101 North Phillips Avenue
Sioux Falls, South Dakota	57104
(Address of principal executive offices)	(Zip code)
Wells Fargo & Company
Law Department, Trust Section
MAC N9305-175
Sixth Street and Marquette Avenue, 17th Floor
Minneapolis, Minnesota 55479
(612) 667-4608
(Name, address and telephone number of agent for service)

CASE NEW HOLLAND INC.
(Exact name of obligor as specified in its charter)

DELAWARE	39-1982756
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)
SEE TABLE OF ADDITIONAL OBLIGORS

TOWER B, 10TH FLOOR WORLD TRADE CENTER, AMSTERDAM AIRPORT SCHIPHOL BOULEVARD 217 1118 BH AMSTERDAM, THE NETHERLANDS
(Address of principal executive offices)	(Zip code)

7.125% Senior Notes due 2014
(Title of the indenture securities)

TABLE OF ADDITIONAL OBLIGORS

Exact Name of Additional Registrant as Specified	State or Other Jurisdiction of
in its Charter (1)	Incorporation or Organization
BLI Group, Inc.	Delaware
Blue Leaf I.P., Inc.	Delaware
CNH America LLC	Delaware
CNH Australia Pty Ltd.	New South Wales, Australia
CNH Belgium N.V.	Belgium
CNH Canada, Ltd.	Canada
CNH Deutschland GmbH	Germany
CNH Global N.V.	The Netherlands
CNH Trade N.V.	The Netherlands
CNH U.K. Limited	England and Wales, United Kingdom
Fiatallis North America LLC	Delaware
HFI Holdings, Inc.	Delaware
New Holland Holding Limited	England and Wales, United Kingdom
New Holland Tractor Limited N.V.	Belgium

(1)	The address and telephone number for each of the additional registrants is World Trade Center, Amsterdam Airport, Tower B, 10th Floor, Schiphol Boulevard 217, 1118 BH Amsterdam, The Netherlands, Telephone: (011-31-20) 446-0429.
Item 1.   General Information.   Furnish the following information as to the trustee:
(a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency Treasury Department Washington, D.C.

Federal Deposit Insurance Corporation Washington, D.C.

Federal Reserve Bank of San Francisco San Francisco, California 94120

(b)	Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.
Item 2.   Affiliations with Obligor.   If the obligor is an affiliate of the trustee, describe each such affiliation.
None with respect to the trustee.
No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.
Item 15.   Foreign Trustee.   Not applicable.

Item 16.   List of Exhibits.   List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.	A copy of the Articles of Association of the trustee now in effect.*

Exhibit 2.	A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

Exhibit 3.	See Exhibit 2

Exhibit 4.	Copy of By-laws of the trustee as now in effect.***

Exhibit 5.	Not applicable.

Exhibit 6.	The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority . ****

Exhibit 8.	Not applicable.

Exhibit 9.	Not applicable.
* Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-4 dated December 30, 2005 of Hornbeck Offshore Services LLC file number 333-130784-06.
** Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.
*** Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-4 dated May 26, 2005 of Penn National Gaming Inc. file number 333-125274.
**** Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-1 dated April 19, 2006 of Winmark Corporation file number 333-133393.

SIGNATURE
Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 3rd day of May 2006.

WELLS FARGO BANK, NATIONAL ASSOCIATION
/s/ Timothy P. Mowdy
Timothy P. Mowdy
Vice President

EXHIBIT 6
May 3, 2006
Securities and Exchange Commission
Washington, D.C. 20549
Gentlemen:
In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours, WELLS FARGO BANK, NATIONAL ASSOCIATION
/s/ Timothy P. Mowdy
Timothy P. Mowdy
Vice President